aethlon MEDICAL, INC.

LHA Life Sciences & Medical Technology Virtual Conference

June 16, 2011

Jim Joyce
Chairman, CEO

OTCBB:AEMD



Forward Looking Statements

This presentation contains predictions, estimates and other forward-looking statements that involve risks and uncertainties, including whether and when our Aethlon ADAPT™ System, Hemopurifier® and other product offerings are successfully developed and introduced, market acceptance of our Aethlon ADAPT™ System, Hemopurifier® and other product offerings, regulatory delays, manufacturing delays and other risks detailed in our filings with the Securities and Exchange Commission (SEC) accessible online at www.sec.gov or www.aethlonmedical.com

Our mission is to create innovative devices that address unmet medical needs in cancer, infectious disease, and other life-threatening conditions

aethlon MEDICAL, INC.

Investment Highlights

- Adaptable Therapeutic Filtration Device Platform
- Our Products Address Unmet Medical Needs
- Our Products Address Large Markets
- Early Adopter Distribution Channel in Place
- 4 Paths To Early Revenue
- New Clinical Programs

aethlon MEDICAL, INC.

The Aethlon ADAPT™ System

Adaptive Dialysis-like Affinity Platform Technology

- Converges proven plasma membrane technology with antibodies or other affinity drug agents
- Provides foundation for an expansive pipeline of selective therapeutic filtration (STF) devices
- Transforms drug agent mechanism from biologic to less burdensome medical device regulatory pathway
- Repurposes development-stage, clinical-stage, branded, and clinical dropout affinity drugs

aethlon MEDICAL, INC.

The Adapt™ System Pipeline

Introduced to the drug industry on May 25th, 2011

- The Aethlon Hemopurifier®
- STF device to reduce incidence of sepsis
  - Proposed in DARPA Dialysis-Like Therapeutics contract response
- STF device to address trauma related organ failure
  - To be proposed in forthcoming U.S. Army response

Denotes new disclosure

aethlon MEDICAL, INC.


aethlon
Hemopurifier
aethlon
Hemopurifier

The Hemopurifier®

The first medical device to selectively remove infectious viruses and immunosuppressive particles from circulation

The Hemopurifier®

A Broad-Spectrum Therapeutic Device

- Hepatitis C
- HIV
- Cancer
- Bioterror & Pandemic Threats



aethlon MEDICAL, INC.

Investment Highlight

The Hemopurifier® Addresses
Unmet Medical Needs

aethlon MEDICAL, INC.

Bioterror & Pandemic Threats

Unmet Medical Need Targeted by the Aethlon Hemopurifier®

- Fulfills the HHS broad-spectrum treatment mandate
- Solution for emerging or released pathogens not addressed by drugs or vaccines
- Solution for genetically modified or synthetically engineered pathogens



aethlon MEDICAL, INC.

Human Immunodeficiency Virus (HIV)

Unmet Medical Need Targeted by the Aethlon Hemopurifier®

- A solution to drug resistance
- Removes all viral strains
- Captures immunosuppressive gp120
- Research study has been initiated to test the capture of HIV-released exosomes that transport NEF protein



aethlon MEDICAL, INC.

Denotes new disclosure

Hepatitis C Virus (HCV)

Unmet Medical Need Targeted by the Aethlon Hemopurifier®

- Addresses all genotypes
- Accelerates viral load depletion w/o drug toxicity and interaction risks
- Selective mechanism advances proven benefit of therapeutic filtration without removing essential blood components



aethlon MEDICAL, INC.

Cancer

Unmet Medical Need Targeted by the Aethlon Hemopurifier®

- The first therapeutic strategy to address exosomes released by cancer
  - Induce apoptosis
  - Disrupt T-cell signaling
  - Inhibit anti-cancer cytokine production
  - Angiogenesis
  - Metastasis


tumor exosomes
cell membrane
cytoplasm
250 nm

Question?

Does The Hemopurifier® Really Have Broad-Spectrum Capabilities?

aethlon MEDICAL, INC.

In Vitro Confirmations Against Bioterror and Pandemic Threats

Virus	Collaborator
Ebola	USAMRIID/CDC
Dengue	NIV/WHO
Lassa	SFBR
West Nile	Battelle
H5N1 Avian	Battelle
1918-r Spanish Flu	Battelle
2009 H1N1 Swine	Battelle
Monkey Pox	Battelle

HIV-AIDS Study

- Infected dialysis patient
- 12 treatments / 30 days
- 4 hrs per treatment
- Performed in absence of drug therapy
- Average per treatment viral load reduction of 54%
- Improved CD4 t-cell ratios


93% Viral Load Reduction
100
75
50
25
0
Start
Finish

Human HCV Studies

- Average per treatment viral load reduction of 64%
- Infected dialysis patients
- 4 hour treatments
- Performed in absence of drug therapy
- Calculated from 36 treatments



64% Reduction
120
100
80
60
40
20
0
Start
Finish

In vitro Cancer Exosome Validations

- Ovarian
- Breast
- Colorectal
- Lymphoma
- Melanoma

Investment Highlight

The Hemopurifier® Addresses
Large Market Disease Conditions

Size of Hemopurifier® Markets

Not Inclusive of Biodefense & Pandemic Opportunities


Over 200 Million Afflicted
20
33
180
HIV
HCV
Cancer

aethlon MEDICAL, INC.

$ Value of Hemopurifier® Markets

Not Inclusive of Biodefense & Pandemic Opportunities



Annual Size of Therapeutic Market in $BN
12.5
11.5
73
HIV
HCV
Cancer

aethlon MEDICAL, INC.

Investment Highlight

Early Adopter Distribution Channel in Place

Hemopurifier® therapy can be delivered through the established global infrastructure of dialysis machines (90,000 in U.S. alone)





The Early Adopter Distribution Channel

- 20,000 Nephrologists who will know how to administer Hemopurifier® therapy
- Over 15,000 dialysis centers available to become official Hemopurifier® therapy locations
  - No additional infrastructure required
- 2 million dialysis patients already being treated by Nephrologists
  - Incidence of HCV is 100-1000x greater than general population
  - Dialysis patients also have higher incidences of Cancer and HIV
  - Hemopurifier® therapy can be administered during scheduled dialysis treatments

aethlon MEDICAL, INC.



The Future

Home delivery of the Hemopurifier® and other devices evolved from the Aethlon ADAPT™ system

aethlon MEDICAL, INC.

Investment Highlight

4 Paths to Early Revenue

4 Paths to Early Revenue

1. Aethlon ADAPT™ system revenues
2. Government Contract or Grant Income
3. Research Diagnostics
4. Hemopurifier® Commericialization

aethlon MEDICAL, INC.

4 Paths to Early Revenue
1.) Aethlon ADAPT™ System Revenues

- Multi-channel revenue opportunity driven by future products created through drug industry collaborations
- Product development fees
- Fees from research, regulatory, and manufacturing support
- Downstream royalties

aethlon MEDICAL, INC.

4 Paths to Early Revenue
2.) Government Contract or Grant Income

- Pending – Response to DARPA-BAA-11-30 entitled, "Dialysis-Like Therapeutics" submitted April 1, 2011
- Pending – Response to BARDA CBRN BAA-11-100-00009 submitted on May 31, 2011
- Forthcoming submission – U.S. Army, Blood Purification for Organ Failure SBIR due June 29th

Denotes new disclosure

aethlon MEDICAL, INC.

4 Paths to Early Revenue
3.) Research Diagnostics

Exosome Sciences

- Licensing or initial sales of our ELLSA research diagnostic tools that identify and quantify exosomes
- Over 70% of researchers polled in market survey indicated interest in purchasing the product

Denotes new disclosure

aethlon MEDICAL, INC.

4 Paths to Early Revenue
4.) Hemopurifier® Commercialization

- A 30 patient study underway at the Medanta-Medicity Institute in Delhi, India
  - Treatment target: HCV
  - Primary study objective: To demonstrate Hemopurifier® therapy accelerates early viral load depletion when combined with HCV-SOC therapy
  - Achievement of study objectives will trigger first commercialization in India
    - Status – 5 patients completed / patient 6 & 7 enrolled
    - Creating a drug subsidy program to accelerate enrollment

Denotes new disclosure

aethlon MEDICAL, INC.

Investment Highlight

Expansion of Clinical Programs

Expansion of Clinical Programs

- Discussing clinical program opportunities in the EU with candidate collaborators and partners
- Reviewing an investigator-driven protocol related to the treatment of cancer patients on dialysis
- We plan to request permission from FDA to initiate U.S. clinical programs this summer
  - IDE on file related to treatment of bioterror and pandemic threats
  - We will also seek permission from FDA to expand label indication to include treatment of HCV

Denotes new disclosure

aethlon MEDICAL, INC.

Investment Highlights

- Adaptable Therapeutic Filtration Device Platform
- Our Products Address Unmet Medical Needs
- Our Products Address Large Markets
- Early Adopter Distribution Channel in Place
- 4 Paths To Early Revenue
- New Clinical Programs

aethlon MEDICAL, INC.

Presenter Information

Jim Joyce

Chairman, CEO

Aethlon Medical, Inc.

(858) 459-7800 x301

jj@aethlonmedical.com



aethlon MEDICAL, INC.

8910 University Center Lane, Suite 660

San Diego, CA. 92122

www.AethlonMedical.com

